UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), is currently conducting a private placement offering on a continuous basis of up to $2.165 billion of common shares of beneficial interest (“Common Shares”) pursuant to which the Company is offering its Class I, Class A, and Class S Common Shares (the “Private Offering”). As of May 16, 2024, the Company sold an aggregate of 364,941 of its Class I Common Shares under the Private Offering for gross proceeds of approximately $9.9 million, based on the declared net asset value per share as of the date of issuance of each respective Class I Common Share. These shares were sold during the period from April 1, 2024 through May 16, 2024. The Company is offering the Class I Common Shares in this offering in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506(c) of Regulation D promulgated thereunder. During the period from April 1, 2024 to May 16, 2024, the Company paid aggregate selling commissions of $3,800 in connection with the Private Offering.

The following table details the shares sold:

	Number of	Gross
Share Class	Shares Sold	Proceeds
Class I Common Shares	364,941	$9,880,000	*

*Includes selling commissions as described above.

Item 8.01 Other Events.

April 2024 Distributions

On April 30, 2024, the Company declared distributions in the amount of $0.1449 per share for each class of its outstanding common shares of beneficial interest (“Common Shares”). The distributions for each class of Common Shares were payable to shareholders of record immediately following the close of business on April 30, 2024 and were paid in cash or reinvested in the Company's Common Shares through the Company's Dividend Reinvestment and Direct Share Purchase Plan (the “DRIP”) on or about May 15, 2024.

Status of Private Offering

As noted above, pursuant to the Private Offering, the Company is offering its Class I, Class A, and Class S Common Shares. As of April 30, 2024, the Company has issued an aggregate of 16,679,579 Common Shares in the Private Offering for total consideration of $453.7 million. Of these issued Common Shares, 5,696,724 Class I Common Shares and 10,182,495 Class A Common Shares remained outstanding as of April 30, 2024. The following table lists the Common Shares issued and total consideration received to date in the Private Offering for each class of Common Shares:

	Common Shares	Total
Share Class	Issued	Consideration
Class I	6,198,386	$162,377,000
Class A	10,481,193	291,357,000
Class S	-	-
Total for Private Offering	16,679,579	$453,734,000

As of April 30, 2024, there was up to $1.486 billion of Common Shares available for future issuance in the Private Offering, before selling commissions and expenses after calculating capital raised from other sources and the issuance of common units of limited partnership interest (“OP Units”) in ExchangeRight Income Fund Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”). The Company intends to continue selling Common Shares in the Private Offering on a monthly basis.

Dividend Reinvestment and Direct Share Purchase Plan

For the April 30, 2024 declared distributions described above, holders of Common Shares and holders of Class I OP Units of the Operating Partnership have elected 10.8% of the aggregate declared distributions on Common Shares and Class I OP Units to be reinvested back into the Company's Common Shares based on elections by the individual shareholders and unitholders pursuant to the DRIP. These distributions were reinvested in the Company's Common Shares on or about May 15, 2024.

The following table lists the Common Shares issued and total distributions reinvested through April 30, 2024 under the DRIP for each class of Common Shares:

	Common Shares		Total
Share Class	Issued		Reinvestment
Class I	33,643	(a)	$900,000	(a)
Class A	37,553		1,005,000
Class S	-		-
Total	71,196		$1,905,000
(a)
Includes the issuance of 10,076 Class I Common Shares totaling $270,000 in connection with OP Unitholder distributions being reinvested back into the Company's Class I Common Shares based on OP Unitholders’ elections.

The DRIP generally permits shareholders of the Company to elect to have some or all of their cash distributions in respect of the shareholder’s Common Shares to be automatically reinvested in additional Common Shares. Any cash distributions attributable to the class of Common Shares owned by participants in the DRIP will be reinvested in Common Shares on behalf of the participant on the business day such distribution would have been paid to such investor. In addition, holders of the Class I OP Units may elect to reinvest their cash distributions from the Operating Partnership and make optional cash purchases of our Class I Common Shares.

Rent Collection

The Company has collected 100% of its rents due from all of its tenants through April 2024. The Company has now received 100% of the rent due from its tenants since its inception.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered.

Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust (“REIT”) for federal income tax purposes; our limited operating history as a REIT, which may adversely affect our ability to make distributions to our shareholders; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our Common Shares or other securities convertible into our Common Shares, or the perception thereof, could cause the value of our Common Shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	May 22, 2024	By:	/s/ David Fisher
David Fisher Executive Managing Principal